Exhibit 10.4
PLEDGE AGREEMENT
     This Agreement is made as of October 4, 2007, by PREMIER EXHIBITIONS, INC. (the “Borrower”), a Florida corporation, whose address is 3340 Peachtree Road NE, Suite 2250, Atlanta, Georgia 30326, in favor of BANK OF AMERICA, N.A. (the “Bank”), whose address is 9000 Southside Blvd., Jacksonville, Florida 32256.
Recitals
     The Borrower and the Bank have executed a Loan Agreement (as amended or restated from time to time, the “Loan Agreement”) of even date herewith. The Borrower, pursuant to the Loan Agreement, has executed and delivered a Promissory Note (as amended, extended or renewed from time to time, the “Note”) of even date herewith in the original principal amount of $25,000,000.00 in favor of the Bank. The Borrower has agreed to secure certain obligations in accordance with the terms hereof.
     The Borrower has also incurred, or may incur, obligations under a Hedge Agreement (as defined herein). For purposes hereof, the term “Hedge Agreement” shall mean each agreement between the Borrower and the Bank, or any affiliate of the Bank, whether now existing or hereafter entered into, that provides for an interest rate or commodity swap, cap, floor, collar, forward foreign exchange transaction, currency swap, cross-currency rate swap, currency option, or any combination of, or option with respect to, these or similar transactions, for the purpose of hedging the Borrower’s exposure to fluctuations in interest rates, currency valuations or commodity prices.
     Now therefore, for good and valuable consideration, the Borrower agrees as follows:
     1. Security Interest. The Borrower hereby pledges to the Bank and gives the Bank a continuing and unconditional security interest (the “Security Interest”) in the following described property and in all increases, income, dividends, distributions and profits therefrom, in all substitutions therefor and in all proceeds thereof in any form (the “Collateral”):
     (a) All of the outstanding shares of capital stock of Premier Acquisitions, Inc. whether or not evidenced by any certificate (or any reissue, replacement or substitute thereof or therefor);
     (b) All of the outstanding shares of capital stock of Premier Exhibitions No. 5, Inc. whether or not evidenced by any certificate (or any reissue, replacement or substitute thereof or therefor);
     (c) All of the outstanding shares of capital stock of Premier Exhibitions 2005A-SP, Inc. whether or not evidenced by any certificate (or any reissue, replacement or substitute thereof or therefor);
     (d) All of the outstanding shares of capital stock of Premier Exhibitions 2005B-ATL, Inc. whether or not evidenced by any certificate (or any reissue, replacement or substitute thereof or therefor);
     (e) All of the outstanding membership interests of Exhibitions International, LLC whether or not evidenced by any certificate (or any reissue, replacement or substitute thereof or therefor);
     (f) All of the outstanding shares of capital stock of RMS Titanic, Inc. whether or not evidenced by any certificate (or any reissue, replacement or substitute thereof or therefor); and

     (g) All of the outstanding shares of capital stock of Premier Exhibitions NYC, Inc. whether or not evidenced by any certificate (or any reissue, replacement or substitute thereof or therefor).
     2. Secured Obligations. The borrowing relationship between the Borrower and the Bank may be a continuing one and may include numerous types of extensions of credit, loans, overdraft payments or advances made directly or indirectly to the Borrower. Accordingly, the Security Interest secures payment of all Secured Obligations (as defined herein) to the Bank. The Secured Obligations mean and include, without limitation, all obligations of the Borrower to the Bank that: (a) are now existing or hereafter incurred; (b) are direct or indirect; or (c) arise from loans, guaranties, letters of credit, reimbursement agreements, overdrafts, endorsements or otherwise. The Secured Obligations may be: (a) related or unrelated to the purpose of the original extension of credit; (b) of the same or a different class as the primary obligation; and (c) from time to time reduced or extinguished and thereafter increased or re-incurred. The Secured Obligations specifically include without limitation: (a) all principal, interest, costs, expenses and other amounts now or hereafter due under the Note (including, without limitation, all principal amounts advanced thereunder before, on or after the date hereof); (b) all amounts now or hereafter due under any Hedge Agreement now or hereafter in effect; (c) all other amounts now or hereafter payable by the Borrower under any of the Loan Documents (as such term is defined in the Loan Agreement); and (d) all other amounts now or hereafter payable by the Borrower to the Bank.
     3. Warranties of the Borrower. The Borrower represents and warrants and so long as the Secured Obligations remain unpaid shall be deemed continuously to represent and warrant that: (a) each item constituting Collateral is genuine and in all respects what it purports to be; (b) the Borrower is the owner of the Collateral free of all security interests or other encumbrances except the Security Interest; (c) the Borrower is authorized to enter into this Pledge Agreement; (d) the Borrower owns 100% of the outstanding membership interests or shares of capital stock, as the case may be, of each Issuer (as defined herein) subject to no options, voting trusts, proxy rights or similar agreements, and all such shares and interests are included in the Collateral pledged hereunder; and (e) the shares of capital stock and the membership interests pledged herein have not been certificated.
     4. Irrevocable Proxy. If any part of the Collateral is capital stock or other voting securities, the Borrower irrevocably constitutes and appoints the Bank, whether or not the Collateral has been transferred into the name of the Bank or its nominee, as the Borrower’s proxy with full power: (a) to attend all meetings of stockholders or members of each issuer (each, an “Issuer”) of such capital stock or securities held after the date of this Agreement and to vote the Collateral at those meetings in such manner as the Bank shall in its sole discretion deem appropriate, including, without limitation, in favor of liquidation of any Issuer; (b) to consent in the sole discretion of the Bank to any action by or concerning any Issuer for which the consent of the stockholders or members of the Issuer is or may be necessary or appropriate; and (c) without limitation to do all things which the Borrower could do as a stockholder or member of any Issuer, giving to the Bank full power of substitution and revocation. Notwithstanding the foregoing, the Borrower alone shall have the rights under this paragraph and the Bank may not exercise those rights (whether or not the Collateral has been transferred into the name of the Bank or its nominee) so long as no Event of Default has occurred. The proxy contained in this paragraph shall terminate when this Agreement terminates. The Borrower hereby revokes all proxies heretofore given to any person or persons and agrees not to give any other proxies in derogation of this proxy so long as this Agreement is in force.
     5. Covenants of Borrower. The Borrower: (a) will defend the Collateral against the claims of all persons; (b) will keep the Collateral free from all security interests or other encumbrances except the Security Interest; (c) will not assign, sell, transfer, deliver or otherwise dispose of the Collateral or any interest therein or attempt to do the same without the prior written consent of the Bank; (d) will notify the Bank promptly in writing of any change in the Borrower’s address, name or identity specified above; (e) in connection herewith will execute and deliver to the Bank such financing statements and other documents, pay all costs of title searches and filing financing statements and other documents in all public offices requested by the Bank, and take such other action as the Bank may deem advisable to perfect the Security Interest created by this Agreement; and (f) will pay taxes, assessments and other charges of every nature which may be levied or assessed against the Collateral.

     6. Registered Holder of Collateral. From and after the occurrence of an Event of Default, the Borrower authorizes the Bank to transfer the Collateral or any part of it into the Bank’s name or that of its nominee so that the Bank or its nominee may appear of record as the sole owner of the Collateral. From and after any such transfer, the Borrower waives all right to be advised of or to receive any notices, statements or communications received by the Bank or its nominee as such record owner.
     7. Income from Collateral.
     (a) Until the occurrence of an Event of Default, the Borrower reserves the right to receive all income from the Collateral. If the Bank receives any of the income prior to the occurrence of any Event of Default, it will pay the income promptly to the Borrower.
     (b) From and after the occurrence of an Event of Default, the Borrower will not demand or receive any income from the Collateral. If the Borrower receives any such income, the Borrower will without demand pay it promptly to the Bank. The Bank may apply the net cash receipts of such income to payment of any of the Secured Obligations. However, the Bank shall account for and pay over to the Borrower all Collateral remaining, and any income remaining, after termination of this Agreement.
     8. Increases, Profits or Distributions.
     (a) Whether or not an Event of Default has occurred, the Borrower authorizes the Bank: (i) to receive any dividends payable in stock or securities on the Collateral and any distribution upon the dissolution, liquidation or reorganization of the issuer of any Collateral; (ii) to surrender such Collateral or any part thereof in exchange therefor; and (iii) to hold the receipt from any such dividends payable in capital stock or securities or any such distribution upon any such dissolution, liquidation or reorganization as part of the Collateral.
     (b) If the Borrower receives any such dividends payable in capital stock or securities or any such distribution upon any such dissolution, liquidation or reorganization, the Borrower will deliver such receipts promptly to the Bank to be held by the Bank as provided in this paragraph.
     9. Default.
     (a) Each of the following shall constitute an “Event of Default” hereunder: (i) the occurrence of an Event of Default under the Loan Agreement; (ii) failure by the Borrower to perform any material obligations under this Agreement or under any other agreement between the Borrower and the Bank or by the Borrower in favor of the Bank, time being of the essence (subject, however, to any applicable notice and cure periods); and (iii) material falsity in any certificate, statement, representation, warranty or audit at any time furnished by or on behalf of the Borrower or any endorser or guarantor or any other party liable for payment of all or part of the Secured Obligations, pursuant to or in connection with this Agreement or otherwise to the Bank, including warranties in this Agreement and including any omission to disclose any substantial contingent or liquidated liabilities or any material adverse change in facts disclosed by any certificate, statement, representation, warranty or audit furnished to the Bank.
     (b) Upon the occurrence of an Event of Default, the Bank may: (i) declare all or any part of the Secured Obligations to be immediately due without notice; and (ii) exercise such other rights and remedies as are available hereunder or otherwise.
     (c) Upon the occurrence of any Event of Default, the Bank’s rights with respect to the Collateral shall be those of a secured party under the Uniform Commercial Code and under any other applicable law from time to time in effect. The Bank shall also have any additional rights granted herein and any other agreement now or hereafter in effect between the Borrower and the Bank. If requested by the Bank after the occurrence of an Event of Default, the Borrower will assemble the Collateral and make it available to the Bank at a place to be designated by the Bank.
     (d) The Borrower agrees that any notice by the Bank of the sale or disposition of Collateral or any other intended action hereunder, whether required by the Uniform Commercial Code or otherwise, shall constitute reasonable notice to the Borrower if the notice is mailed by regular or certified mail, postage prepaid, at least ten days before the action to the Borrower’s address as specified in this Agreement or to any other address which the Borrower has specified in writing to the Bank as the address to which notices shall be given to the Borrower.
     (e) The Borrower shall pay all costs and expenses incurred by the Bank in enforcing this Pledge Agreement, realizing upon any Collateral and collecting any Secured Obligations (whether incurred in connection with collection, trial or appeal) including a reasonable attorney’s fee whether suit is brought or not and to the extent of the Borrower’s liability for repayment of any of the Secured Obligations, shall be liable for any deficiency in the event that disposition of the Collateral does not satisfy the Secured Obligations in full.
     9. Miscellaneous.
     (a) The Borrower appoints the Bank as the Borrower’s attorney-in-fact to perform all acts which the Bank deems appropriate, to perfect and continue the Security Interest, to protect and preserve the Collateral and to endorse and transfer all or any part of the Collateral.
     (b) Upon the Borrower’s failure to perform any of its duties hereunder the Bank may, but it shall not be obligated to, perform any of such duties and the Borrower shall forthwith upon demand reimburse the Bank for any reasonable expense incurred by the Bank in so doing.
     (c) No delay or omission by the Bank in exercising any right hereunder or with respect to any Secured Obligations shall operate as a waiver of that or any other right and no single or partial exercise of any right shall preclude the Bank from any other or further exercise of that right or the exercise of any other right or remedy. The Bank may cure any default by the Borrower in any reasonable manner without waiving the default so cured and without waiving any other prior or subsequent default by the Borrower. All rights and remedies of the Bank under this Agreement and under the Uniform Commercial Code shall be deemed cumulative.
     (d) The Bank shall exercise reasonable care in the custody and preservation of the Collateral to the extent required by law and it shall be deemed to have exercised reasonable care if it takes such action for that purpose as the Borrower shall reasonably request in writing. However, no omission to do any act not requested by the Borrower shall be deemed a failure to exercise reasonable care and no omission to comply with any requests by the Borrower shall of itself be deemed a failure to exercise reasonable care.
     (e) The rights and benefits of the Bank under this Agreement shall, if the Bank agrees, inure to any party acquiring any interest in the Secured Obligations or any part thereof.
     (f) The terms “Bank” and “Borrower” as used in this Agreement include the heirs, personal representatives, and successors or assigns of those parties.
     (g) This Agreement may not be modified or amended nor shall any provision of it be waived except in writing signed by the Borrower and by an authorized officer of the Bank.
     (h) This Agreement shall be construed under the Uniform Commercial Code of Florida and any other applicable Florida laws in effect from time to time.
     (i) This Agreement is a continuing agreement which shall remain in force until the last to occur of: (i) the payment in full of all Secured Obligations if such payment of the Secured Obligations has become final and is not subject to being refunded as a preference or fraudulent transfer under the Bankruptcy Code or other applicable law; (ii) the termination of all obligations and agreements (whether or not conditional) of the Bank to extend credit to the Borrower; and (iii) the termination of the Loan Agreement.
     10. Waiver. The Borrower hereby waives any right that the Borrower may have to notice and a hearing before possession or sale of any Collateral is effected by the Bank by self-help, replevin, attachment or otherwise.
     DATED the day and year first above written.

PREMIER EXHIBITIONS, INC.

By:

Arnie Geller, Its President

(SEAL)

CONSENT
     Each of the undersigned Issuers (as defined above) hereby: (a) consents to the pledge set forth in the foregoing Pledge Agreement; (b) acknowledges and certifies to the Bank that the Pledgor’s representations and warranties set forth in the foregoing Pledge Agreement are true and correct; (c) agrees that it has not and will not issue any certificates representing the stock and membership interests pledged therein; and (d) agrees that the pledge of such Issuer’s stock or membership interests in the foregoing Pledge Agreement shall be, and hereby is, duly recorded in such Issuer’s books and records.

Premier Acquisitions, Inc. Premier Exhibitions No. 5, Inc. Premier Exhibitions 2005A-SP, Inc., Premier Exhibitions 2005B-ATL, Inc. RMS Titanic, Inc. Premier Exhibitions NYC, Inc.

By:

Arnie Geller, Its President

Exhibitions International, LLC

By:

Arnie Geller, Its President and Manager

5